Exhibit 99.1
VOLCANO CORPORATION REPORTS RECORD QUARTERLY REVENUES;
FIRST PROFITABLE QUARTER ON GAAP BASIS
      (RANCHO CORDOVA, CA), November 1, 2006—Volcano Corporation (NASDAQ: VOLC), a leading provider of intravascular ultrasound (IVUS) and functional measurement (FM) products designed to enhance the diagnosis and treatment of vascular and structural heart diseases, today announced results for the third quarter and first nine months of 2006.
      For the quarter ended September 30, 2006, Volcano reported record quarterly revenues of $27.8 million, a three percent increase over revenues of $26.9 million in the third quarter a year ago, and a seven percent increase over revenues of $25.9 million in the second quarter of 2006.
      Volcano reported its first-ever quarterly profit on a GAAP basis in the third quarter of 2006, with net income of $501,000, or $0.01 per diluted share. This compares with a net loss of $1.8 million, or $0.27 per share, in the third quarter of 2005. The company recorded non-cash, stock-based compensation expense of $809,000 during the quarter compared with $359,000 in the same quarter a year ago. Excluding stock-based compensation expense, Volcano reported net income of $1.3 million, or $0.04 per diluted share, versus a loss of $1.5 million, or $0.22 per share in the third quarter of 2005. Weighted average diluted shares outstanding were 36.9 million in the third quarter of 2006 compared with 6.7 million in the same period a year ago. The increase reflects the conversion of preferred stock to common stock, the exercise of warrants and the company’s initial public offering in June 2006.
      “Volcano had a very solid quarter as we not only produced record quarterly revenues and profitability, but also hit key milestones in our product development and clinical trial programs,” said Scott Huennekens, president and chief executive officer.
      “Our revenues for the quarter reflect the impact of initial shipment activity of the s5 IVUS console to Japan and an 11 percent increase in IVUS disposable revenues world-wide over the third quarter of last year. In addition, our gross margin for the quarter was 62 percent versus 50 percent in the third quarter of last year and 56 percent in the prior quarter, reflecting sales of our lower cost, PC-based IVUS consoles and product cost reduction programs,” he continued.
      The company said it had also realized several important operational milestones during the quarter, including:
•	The shipment of the first s5 IVUS consoles to Japan, for which the company recorded $2.8 million in revenues during the third quarter.

•	The initial installations of Volcano’s s5i in the United States and Europe. The s5i is Volcano’s first IVUS system that can be integrated into virtually any new or existing cath lab configuration and incorporates real time VH designed to enhance the interpretation of IVUS images.

•	The first shipments of the s5i GE Innova IVUS, which is Volcano’s IVUS configuration specifically designed for integration into GE’s Innova Cath Labs.

•	The launch of the Revolution Catheter, a 45 MHz high frequency rotational IVUS catheter. Volcano is the only company offering clinicians both phased array and rotational IVUS catheters.
      “The ability to achieve key product introduction milestones at or ahead of schedule, as well as substantial progress on our key partnership and clinical initiatives—such as GE and Paieon—to develop exciting new solutions, is integral to our strategy of building market share and advancing adoption of IVUS in the clinical community,” Huennekens noted.
      The company noted that the use of IVUS was highlighted in a number of clinical presentations and live cases at the recent Transcatheter Cardiovascular Therapeutics (TCT) meeting.
      “The study findings presented at TCT are very encouraging and demonstrate the valuable role that IVUS can play in the diagnosis and understanding of coronary artery disease to optimize systemic and focal therapies, the optimization of stent placement and the potential to diagnose coronary plaques that are likely to progress and cause clinical events. We believe that the continued release of favorable IVUS clinical data will demonstrate its value to clinicians and their patients and result in broader use of IVUS,” Huennekens stated.
      A clinical update on the initial 250 PROSPECT trial patients was provided by the principle investigator Dr. Gregg Stone. His interim findings included that three-vessel IVUS VH imaging is feasible in most patients and that IVUS helps identify severe plaque lesions.
      For the first nine months of 2006, Volcano reported revenues of $73.5 million, a nine percent increase over revenues of $67.2 million in the same period a year ago. For the first nine months of 2006, Volcano reported a net loss on a GAAP basis of $10.0 million, or $0.60 per share, versus a loss of $8.3 million, or $1.25 per share, in the first nine months of 2005. Excluding a non-recurring, non-cash charge of $1.2 million related to the early extinguishment of debt and stock-based compensation expense of $2.3 million, the company reported a loss of $6.5 million, or $0.39 per share in the first nine months of 2006. In the first nine months of 2005, excluding stock-based compensation expense of $1.5 million, the company reported a loss of $6.9 million, or $1.04 per share. Weighted average shares outstanding were 16.7 million in the first nine months of 2006 compared with 6.7 million in the first nine months of 2005. Volcano completed its IPO in June 2006, selling 7.8 million shares—including the underwriters’ overallotment option—and raised net proceeds of approximately $54.5 million.

Guidance for 2006
      Volcano expects revenues of $98.0 million for fiscal 2006. This compares with prior guidance for revenues of $94.0 million. The company expects that gross margin for 2006 will be in the range of 58-59 percent on a GAAP basis, compared with prior guidance of 56-57 percent. The company expects to report a net loss on a GAAP basis of $0.58-$0.60 per share, assuming 20.8 million weighted average shares outstanding. This compares to prior guidance of a net loss of $0.75 per share. This guidance includes a non-recurring, non-cash charge of $1.2 million related to the debt repayment, and non-cash, stock-based compensation expense of approximately $3.1 million. Excluding the non-recurring charge related to the debt repayment and stock-based compensation expense, the company expects to report a net loss of $0.38-$0.40 per share. This compares with prior guidance of a net loss of $0.54 per share.
Conference Call
      The company will hold a conference call today at 2 p.m., Pacific Standard Time (5 p.m., Eastern Standard Time). The teleconference can be accessed by calling (913) 981-4911, or via the investor relations section of the company’s website at www.volcanocorp.com. Please dial in or access the website 10-15 minutes prior the beginning of the call. A replay of the conference call will be available until November 8 at (719) 457-0820, passcode 4959341, and via the company’s website.
Volcano Corporation
      Volcano Corporation, which completed its IPO in June 2006, offers a broad suite of devices designed to facilitate endovascular procedures. Volcano’s products are designed to enhance the diagnosis of vascular and structural heart diseases and guide therapies. The company’s IVUS (intravascular ultrasound) product line includes ultrasound consoles that can be integrated directly into virtually any modern cath lab and single-use phased array and rotational IVUS imaging catheters. Volcano also has unique advanced functionally options such as VH (virtual histology) tissue characterization and IVUS and angiography co-registration. Volcano also provides functional measurement (FM) consoles and single-use pressure and flow guide wires. Currently, more than 2,300 Volcano IVUS and FM systems are installed worldwide, with approximately half of its revenues coming from outside the United States. For more information, visit the company’s website at www.volcanocorp.com.
Use of Non-GAAP Financial Measures
      This press release includes certain non-GAAP financial information as defined by the U.S. Securities and Exchange Commission Regulation G. Pursuant to the requirements of this regulation, a reconciliation of this non-GAAP financial information to our financial statements as prepared under generally accepted accounting principles in the United States (GAAP) is included in this press release. Non-GAAP financial measures provide an indication of our performance before certain charges. Our management believes that in order to properly understand our short-term and long-term financial trends, investors may wish to consider the impact of these charges. These charges result from facts and circumstances that vary in frequency and/or impact on continuing operations. Our management believes that these items should be excluded when comparing our current operating results with those of prior periods as the write-off of deferred debt issuance costs, which results from the repayment of certain debt in connection with our initial public offering, will not impact future operating results, and stock-based compensation is a non-cash expense. In addition, our management uses results of operations before these certain charges to evaluate the operational performance of the company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial measures in accordance with GAAP.
Forward-Looking Statements
      This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this press release regarding Volcano’s business that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Specifically, statements regarding the company’s financial guidance for 2006, expectations and outcomes regarding product development and clinical trial programs, market development and product use, regulatory approvals and current and potential partnerships are forward-looking statements involving risks and uncertainties. Forward-looking statements are based on management’s current, preliminary expectations and are subject to risks and uncertainties, which may cause Volcano’s results to differ materially from the statements contained herein. The potential risks and uncertainties that could cause actual results to differ from the results predicted are detailed in the company’s 10-Q and other filings made with the Securities and Exchange Commission. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Volcano undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.
Contacts:
John Dahldorf
Chief Financial Officer
Volcano Corporation
(916) 638-8008
or
Neal Rosen
Kalt Rosen & Co.
(415) 397-2686

VOLCANO CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(Unaudited)

	December 31,	September 30,
	2005	2006
Assets
Current assets:
Cash and cash equivalents	$15,219	$25,074
Accounts receivable, net	16,001	22,381
Inventories	10,155	12,194
Prepaid expenses and other current assets	1,416	2,493

Total current assets	42,791	62,142
Restricted cash	309	347
Property and equipment, net	9,885	8,921
Intangible assets, net	14,645	12,585
Other non-current assets	838	390

	$68,468	$84,385

Liabilities, Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$11,119	$8,123
Accrued compensation	4,437	5,595
Accrued expenses and other current liabilities	4,955	4,660
Deferred revenues	2,173	2,265
Current maturities of long-term debt	3,114	1,557

Total current liabilities	25,798	22,200
Long-term debt	27,236	247
Deferred license fee from a related party	1,625	1,438
Other	217	292

Total liabilities	54,876	24,177
Convertible preferred stock	63,060	—
Stockholders’ equity (deficit)	(49,468)	60,208

	$68,468	$84,385

VOLCANO CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2006	2005	2006
Revenues	$26,948	$27,782	$67,198	$73,517
Cost of revenues	13,497	10,560	32,836	30,248

Gross profit	13,451	17,222	34,362	43,269
Operating expenses:
Selling, general and administrative	8,861	11,769	25,406	35,027
Research and development	4,348	3,965	10,623	12,835
Amortization of intangibles	770	781	2,280	2,332

Total operating expenses	13,979	16,515	38,309	50,194

Operating income (loss)	(528)	707	(3,947)	(6,925)
Interest expense	(1,321)	(144)	(3,999)	(3,910)
Interest and other income (expense), net	47	192	(349)	1,072

Income (loss) before provision for income taxes	(1,802)	755	(8,295)	(9,763)
Provision for income taxes	29	254	49	273

Net income (loss)	$(1,831)	$501	$(8,344)	$(10,036)

Net income (loss) per share — basic	$(0.27)	$0.02	$(1.25)	$(0.60)

Net income (loss) per share — diluted	$(0.27)	$0.01	$(1.25)	$(0.60)

Weighted-average shares outstanding — basic	6,700	32,976	6,650	16,744

Weighted-average shares outstanding — diluted	6,700	36,900	6,650	16,744

VOLCANO CORPORATION
RECONCILIATION OF GAAP AND NON-GAAP OPERATING RESULTS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended September 2006
		Stock-based
		compensation
	GAAP results	expense	Non-GAAP results
Revenues	$27,782	$—	$27,782
Cost of revenues	10,560	(103)	10,457

Gross profit	17,222	103	17,325
Operating expenses:
Selling, general and administrative	11,769	(573)	11,196
Research and development	3,965	(133)	3,832
Amortization of intangibles	781	—	781

Total operating expenses	16,515	(706)	15,809

Operating income	707	809	1,516
Interest expense	(144)	—	(144)
Interest and other income, net	192	—	192

Income before provision for income taxes	755	809	1,564
Provision for income taxes	254	—	254

Net income	$501	$809	$1,310

Net income per share — basic	$0.02	$0.02	$0.04

Net income per share — diluted	$0.01	$0.02	$0.04

Weighted-average shares outstanding — basic	32,976		32,976

Weighted-average shares outstanding — diluted	36,900		36,900

	Three Months Ended September 2005
		Stock-based
		compensation
	GAAP results	expense	Non-GAAP results
Revenues	$26,948	$—	$26,948
Cost of revenues	13,497	(65)	13,432

Gross profit	13,451	65	13,516
Operating expenses:
Selling, general and administrative	8,861	(219)	8,642
Research and development	4,348	(75)	4,273
Amortization of intangibles	770	—	770

Total operating expenses	13,979	(294)	13,685

Operating income (loss)	(528)	359	(169)
Interest expense	(1,321)	—	(1,321)
Interest and other income, net	47	—	47

Income (loss) before provision for income taxes	(1,802)	359	(1,443)
Provision for income taxes	29	—	29

Net income (loss)	$(1,831)	$359	$(1,472)

Net income (loss) per share — basic	$(0.27)	$0.05	$(0.22)

Net income (loss) per share — diluted	$(0.27)	$0.05	$(0.22)

Weighted-average shares outstanding — basic	6,700		6,700

Weighted-average shares outstanding — diluted	6,700		6,700

VOLCANO CORPORATION
RECONCILIATION OF GAAP AND NON-GAAP OPERATING RESULTS
(in thousands, except per share data)
(Unaudited)

	Nine Months Ended September 2006
		Stock-based	Write-off of
		compensation	deferred debt
	GAAP results	expense	issuance costs	Non-GAAP results
Revenues	$73,517	$—	$—	$73,517
Cost of revenues	30,248	(239)	—	30,009

Gross profit	43,269	239	—	43,508
Operating expenses:
Selling, general and administrative	35,027	(1,680)	—	33,347
Research and development	12,835	(375)	—	12,460
Amortization of intangibles	2,332	—	—	2,332

Total operating expenses	50,194	(2,055)	—	48,139

Operating income (loss)	(6,925)	2,294	—	(4,631)
Interest expense	(3,910)	—	1,246	(2,664)
Interest and other income, net	1,072	—	—	1,072

Income (loss) before provision for income taxes	(9,763)	2,294	1,246	(6,223)
Provision for income taxes	273	—	—	273

Net income (loss)	$(10,036)	$2,294	$1,246	$(6,496)

Net income (loss) per share — basic	$(0.60)	$0.14	$0.07	$(0.39)

Net income (loss) per share — diluted	$(0.60)	$0.14	$0.07	$(0.39)

Weighted-average shares outstanding — basic	16,744			16,744

Weighted-average shares outstanding — diluted	16,744			16,744

	Nine Months Ended September 2005
		Stock-based	Write-off of
		compensation	deferred debt
	GAAP results	expense	issuance costs	Non-GAAP results
Revenues	$67,198	$—	$—	$67,198
Cost of revenues	32,836	(193)	—	32,643

Gross profit	34,362	193	—	34,555
Operating expenses:
Selling, general and administrative	25,406	(1,013)	—	24,393
Research and development	10,623	(248)	—	10,375
Amortization of intangibles	2,280	—	—	2,280

Total operating expenses	38,309	(1,261)	—	37,048

Operating income (loss)	(3,947)	1,454	—	(2,493)
Interest expense	(3,999)		—	(3,999)
Interest and other income (expense), net	(349)	—	—	(349)

Income (loss) before provision for income taxes	(8,295)	1,454	—	(6,841)
Provision for income taxes	49	—	—	49

Net income (loss)	$(8,344)	$1,454	$—	$(6,890)

Net income (loss) per share — basic	$(1.25)	$0.22	$—	$(1.04)

Net income (loss) per share — diluted	$(1.25)	$0.22	$—	$(1.04)

Weighted-average shares outstanding — basic	6,650			6,650

Weighted-average shares outstanding — diluted	6,650			6,650

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial information as defined by the U.S. Securities and Exchange Commission Regulation G. Pursuant to the requirements of this regulation, a reconciliation of this non-GAAP financial information to our financial statements as prepared under generally accepted accounting principles in the United States (GAAP) is included in this press release. Non-GAAP financial measures provide an indication of our performance before certain charges. Our management believes that in order to properly understand our short-term and long-term financial trends, investors may wish to consider the impact of these charges. These charges result from facts and circumstances that vary in frequency and/or impact on continuing operations. Our management believes that these items should be excluded when comparing our current operating results with those of prior periods as the write-off of deferred debt issuance costs, which resulted from the repayment of certain debt in connection with our initial public offering, will not impact future operating results, and stock-based compensation is a non-cash expense. In addition, our management uses results of operations before certain charges to evaluate the operational performance of the company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.